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                                                                    EXHIBIT 10.7

                                 FIRST AMENDMENT
                                       TO
               SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



            FIRST AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated as of May 29, 1998 (the "First Amendment"), by and among SpectraSite Holdings, Inc., a Delaware corporation (the "Company"), the "Whitney Funds," as defined in the "Stockholders' Agreement," as defined herein, and the other parties that execute and deliver this First Amendment who are a majority of the other holders of the Company's "Series B Preferred Stock," as defined in the Stockholders' Agreement (calculated on a fully-diluted basis) (the "Stockholders").

            WHEREAS, the Company, Whitney Equity Partners, L.P., a Delaware limited partnership, J. H. Whitney III, L.P., a Delaware limited partnership, Whitney Strategic Partners III, L.P., a Delaware limited partnership, Waller-Sutton Media Partners, L.P., a Delaware limited partnership, Kitty Hawk Capital Limited Partnership, III, a Delaware limited partnership, Kitty Hawk Capital Limited Partnership, IV, a Delaware limited partnership, Eagle Creek Capital, L.L.C., a Washington limited liability company, Stephen H. Clark, Robert M. Long, Finley Family Limited Partnership, an Arkansas limited partnership, The North Carolina Enterprise Fund, L.P., a North Carolina limited partnership, Edward J. Lutkewich, Jack W. Jackman, Alton D. Eckert, and William
R. Gupton are parties to a Second Amended and Restated Stockholders' Agreement, dated as of March 23, 1998 (the "Stockholders' Agreement"); and

            WHEREAS, pursuant to Section 15 of the Stockholders' Agreement, the Company and the Stockholders desire to amend and modify the provisions of the Stockholders' Agreement in the manner and to the extent set forth herein.

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Stockholders hereby agree as follows:

            1. Deletion of Section 7. The provisions of Section 7 (Put Rights) of the Stockholders' Agreement are hereby deleted in their entirety.

            2. Effect of First Amendment. The provisions of the Stockholders' Agreement are hereby amended and modified by the provisions of this First Amendment. If any of the provisions of the Stockholders' Agreement are materially different from or inconsistent with the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Stockholders' Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

            3. Single Agreement. This First Amendment and the Stockholders' Agreement, as amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single agreement. The provisions of the


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Stockholders' Agreement, as amended and modified by the provisions of this
First Amendment, are incorporated herein by this reference and are ratified and affirmed.

            IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Company and the Stockholders as of the date first written above.


                                    SPECTRASITE HOLDINGS, INC.



                                    By: /s/ STEPHEN H. CLARK
                                        ---------------------------------------
                                        Name: Stephen H. Clark
                                        Title: President


                                    WHITNEY EQUITY PARTNERS, L.P.

                                    By: J. H. Whitney Equity Partners, LLC,
                                        Its General Partner


                                    By: /s/ DANIEL J. O'BRIEN
                                        ----------------------------------------
                                        Name: Daniel J. O'Brien
                                        A Managing Member


                                    J. H. WHITNEY III, L.P.

                                    By:  J. H. Whitney Equity Partners III, LLC
                                         Its General Partner


                                    By: /s/ DANIEL J. O'BRIEN
                                        ----------------------------------------
                                        Name: Daniel J. O'Brien
                                        A Managing Member


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                                    WHITNEY STRATEGIC PARTNERS III, L.P.

                                    By:  J. H. Whitney Equity Partners III, LLC
                                         Its General Partner


                                    By: /s/ DANIEL J. O'BRIEN
                                        ----------------------------------------
                                        Name: Daniel J. O'Brien
                                        A Managing Member


                                    WALLER-SUTTON MEDIA PARTNERS, L.P.

                                    By:  Waller-Sutton Media, LLC
                                           Its General Partner


                                    By: /s/ ANDREW J. ARMSTRONG, JR.
                                        ----------------------------------------
                                        Title: General Partner


                                    KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III

                                    By: Kitty Hawk Partners Limited
                                        Partnership, III,
                                        Its General Partner


                                    By: /s/ W. CHRIS HEGELE
                                        ----------------------------------------
                                        Name: W. Chris Hegele
                                        A General Partner


                                    KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV

                                    By:  Kitty Hawk Partners LLC, IV
                                         Its General Partner


                                    By: /s/ W. CHRIS HEGELE
                                        ----------------------------------------
                                        Name: W. Chris Hegele
                                        A Manager
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                                    EAGLE CREEK CAPITAL, L.L.C.


                                    By: /s/ SUSAN L. RASINSKI
                                        ----------------------------------------
                                        Name: Susan L. Rasinski
                                        A Manager



                                    /s/ STEPHEN H. CLARK
                                    --------------------------------------------
                                    STEPHEN H. CLARK


                                    /s/ ROBERT M. LONG
                                    --------------------------------------------
                                    ROBERT M. LONG


                                    FINLEY FAMILY PARTNERSHIP


                                    By: /s/ JOE L. FINLEY III
                                        ----------------------------------------
                                        Name: Joe L. Finley III
                                        Title: General Partner


                                    THE NORTH CAROLINA ENTERPRISE
                                    FUND, L.P.

                                    By: The North Carolina Enterprise
                                        Corporation,
                                         General Partner


                                    By: /s/ CHARLES T. CLOSSON
                                        ----------------------------------------
                                        Name: Charles T. Closson
                                        Title: President & CEO



                                    /s/ EDWARD J. LUTKEWICH
                                    --------------------------------------------
                                    EDWARD J. LUTKEWICH


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                                    /s/ JACK W. JACKMAN
                                    --------------------------------------------
                                    JACK W. JACKMAN


                                    /s/ ALTON D. ECKERT
                                    --------------------------------------------
                                    ALTON D. ECKERT


                                    /s/ WILLIAM R. GUPTON
                                    --------------------------------------------
                                    WILLIAM R. GUPTON